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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              -------------------

                                  May 15, 2003
               (Date of Report (Date of Earliest Event Reported))



                        Municipal Mortgage & Equity, LLC
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                     011-11981                52-1449733
(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)               File Number)        Identification Number)




  218 North Charles Street, Suite 500                             21201
          Baltimore, Maryland                                   (Zip Code)
(Address of Principal Executive Offices)



                                 (443) 263-2900
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS.
         ------------

     On May 15, 2003, Municipal Mortgage & Equity, LLC issued a press release announcing that it has entered into a definitive Purchase Agreement to acquire the Housing and Community Investing business segment from Lend Lease Corporation Limited. A copy of this press release is attached hereto as Exhibit 20.1 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         (c)  Exhibits.
              --------

                  Exhibit No.      Description of Document
                  ----------       -----------------------

                     20.1 Press release of Municipal Mortgage & Equity, LLC, dated May 15, 2003.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   MUNICIPAL MORTGAGE & EQUITY, LLC



Date:    May 15, 2003              By: /s/ William S. Harrison
                                       ---------------------------------------
                                       William S. Harrison
                                       Senior Vice President and
                                       Chief Financial Officer